2020 SECOND QUARTER RESULTS NASDAQ: FULT Data as of June 30, 2020 unless otherwise noted

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s Q3 2020 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter end March 31, 2020 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

COVID-19 IMPACT: COMMERCIAL & CONSUMER 1. Ending balances are as of June 30, 2020 and based on regulatory classifications. 2. Percentages of total ending loan balances by each category as of July 16, 2020. 3

LOAN PORTFOLIO COMPOSITION (Selected Sectors) 1. Sector non-performing loans to total sector loans. 2. Sector criticized and classified loans to total sector loans. Criticized and classified loans consist of loans that have been assigned a risk rating of less than “pass” under the Corporation’s internal risk rating process. Under the Corporation’s internal risk rating process, loans assigned a “pass” rating do not currently pose undue credit risk and can range from the highest to average quality, depending on the degree of potential risk. Criticized and classified loans consist of loans that have been assigned an internal risk rating of “special mention,” “substandard” and lower. Criticized and classified loans present heightened credit risk, may be inadequately protected by current sound worth and paying capacity of the borrower, and may have a well-defined weakness or weaknesses that jeopardize the normal repayment of the debt. 4

DETAILED REVIEW: INVESTOR REAL ESTATE 1. IRE segment non-performing loans to total IRE segment loans. 2. Segment criticized and classified loans to total segment loans. Criticized and classified loans consist of loans that have been assigned a risk rating of less than “pass” under the Corporation’s internal risk rating process. Under the Corporation’s internal risk rating process, loans assigned a “pass” rating do not currently pose undue credit risk and can range from the highest to average quality, depending on the degree of potential risk. Criticized and classified loans consist of loans that have been assigned an internal risk rating of “special mention,” “substandard” and lower. Criticized and classified loans present heightened credit risk, may be inadequately protected by current sound worth and paying capacity of the borrower, and may have a well-defined weakness or weaknesses that jeopardize the normal repayment of the debt. 5

INCOME STATEMENT SUMMARY Change From 2Q20 1Q20 2Q19 (dollars in thousands, except per-share data) Net Interest Income $ 152,754 $ (7,992) $ (11,790) Provision for Credit Losses 19,570 (24,460) 14,545 Non-Interest Income 52,917 (1,681) (1,223) Securities Gains 3,005 2,959 2,829 Non-Interest Expense 143,006 454 (1,162) Income before Income Taxes 46,101 17,293 (23,566) Income Taxes 6,542 3,781 (3,345) Net Income $ 39,559 $ 13,512 $ (20,221) Net income per share (diluted) $ 0.24 $ 0.08 $ (0.11) ROA (1) 0.66% 0.19% (0.48) % ROE (2) 6.89% 2.41% (3.53) % ROE (tangible) (3) 8.99% 3.15% (4.61) % Efficiency ratio (3) 66.4% 1.9% 2.1% 1. ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. 2. ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. 3. Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 6

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN BILLIONS) ($ IN MILLIONS) 4.37% $20 4.25% 4.07% 3.97% 5.00% 3.32% 4.00% $15 $200 4.00% 3.00% $16 $16 $17 $17 $18 $10 2.00% $180 3.75% $5 1.00% $165 $161 $161 $4 $4 $159 $3 $3 $3 0.00% $160 $153 3.50% 2Q19 3Q19 4Q19 1Q20 2Q20 $140 3.44% Securities & Other Loans 3.31% 3.25% Interest-Earning Asset Yield (FTE) $120 3.22% 3.21% 3.00% Average Liabilities & Rates $100 ($ IN BILLIONS) 2.75% $80 2.81% 3.00% $20 $2 $2 $2 $2 $2 $19 $60 2.50% $15 $16 $17 $17 $17 2.00% $10 $40 2.25% 1.29% 1.29% 1.00% $5 1.16% 1.02% 0.72% $20 $— 0.00% 2.00% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Cost of Interest-bearing Liabilities Net Interest Income Borrowings Net Interest Margin (Fully-taxable equivalent basis, or FTE) Deposits 7

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $150 $148 1.50% $50 $44 $145 0.81% $141 1.00% $40 $140 $140 $140 0.90% 0.84% 0.82% $136 0.75% $30 0.50% $135 $21 $20 $20 $130 0.00% 2Q19 3Q19 4Q19 1Q20 2Q20 $10 $5 $2 NPL NPLs/Loans 2Q19 3Q19 4Q19 1Q20 2Q20 Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans $40 1.00% 0.65% 200% 183% 2.00% 170% $30 $27 175% 1.75% 0.26% 0.50% 0.15% 150% -0.04% 1.50% $20 122% 0.00% 125% 115% 116% $11 0.09% 1.40% 1.37% 1.25% $10 $6 100% 1.04% $4 (0.50)% 75% 1.00% $0 1.00% 0.97% $(2) (1.00)% 50% 0.75% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Net (charge-offs)/recoveries ACL/NPLs ACL/Loans NCOs/Average Loans (annualized) 1. The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. 8

NON-INTEREST INCOME(1) Three months ended June 30, 2020 (percent of total non-interest income) 2Q20 1Q20 Change (dollars in thousands) n Wealth Management $ 13,407 $ 15,055 $ (1,648) 7% n Mortgage Banking 9,964 6,234 3,730 25% n Consumer Banking 9,138 11,239 (2,101) n Commercial Banking 16,748 18,419 (1,671) n Other 3,660 3,651 9 32% Total $ 52,917 $ 54,598 $ (1,681) Non-interest income(1) decreased 3% from 1Q20 19% Decreases in: 17% n Brokerage income n Overdraft fees n Other service charges on deposits for commercial customers Increases in: Wealth Management Mortgage Banking n Net result of $10.3 million increase in gains on mortgage loan sales Consumer Banking (higher refinance activity), partially offset by $6.6 million valuation Commercial Banking allowance on MSRs. Other (1) Excluding investment securities gains 9

NON-INTEREST EXPENSE Three months ended June 30, 2020 (percent of total non-interest expense) 2Q20 1Q20 Change 18% (dollars in thousands) n Salaries and Benefits $ 81,012 $ 80,228 $ 784 n Occupancy 13,144 13,486 (342) 2% n Data Processing and Software 12,193 11,645 548 n Other Outside Services 7,600 7,881 (281) 5% n Prepayment Penalty on FHLB Advances 2,878 — 2,878 57% n Other 26,179 29,312 (3,133) 9% Total $ 143,006 $ 142,552 $ 454 9% Non-interest expense increased slightly from 1Q20 Increases in: n Additional bonus and overtime expenses n Prepayment Penalty on FHLB Advances recorded in 2Q20 Salaries and Benefits Decreases in: Occupancy Data Processing and Software Other Outside Services n Professional fees and FDIC insurance expense Prepayment penalty on FHLB Advances Other 10

LIQUIDITY POSITION COMMENTARY AVAILABLE LIQUIDITY • Liquidity remains strong and diverse. • Continue efforts to increase capacity with the FHLB and Federal Reserve. • Sitting on excess cash reserves since mid-March. • Federal Reserve facility for funding of PPP (PPPLF), is available if needed. • Additional liquidity is available through Federal Funds lines and brokered deposits. 11

CAPITAL POSITION REMAINS STRONG 14.0% 14.0% 12.0% $658 10.0% 9.5% 9.5% $185 $468 8.0% 7.4% $579 6.0% 4.0% 2.0% Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk Based Regulatory Minimums Excess(2) Suspended share repurchases in Mid-March. Dividend remains at $0.13 quarterly. 1. Regulatory capital ratios as of June 30, 2020 are preliminary. 2. Excesses shown, in millions, are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage 12 which is the well-capitalized minimum. Dollars are in millions.

Q3 2020 OUTLOOK All previous guidance for 2020 has been withdrawn due to the impact from COVID-19. At this time, select guidance for the third quarter of 2020 will be provided on the following areas in comparison to second quarter of 2020 actual results, except effective tax rate is the expected range of the effective tax rate for the third quarter of 2020: • Loans: Overall loan growth expected to be +/- 1 - 2%. • Deposits: Overall deposit growth expected to be 1 - 2%, with seasonal municipal deposit inflows offset by modest runoff as PPP funds. • Net Interest Income: In the range of $150 - $153 million • Non-Interest Income: Consistent with second quarter 2020, in the range of $50 - $53 million. • Non-Interest Expense: Consistent with second quarter 2020, in the range of $139 - $142 million. • Effective Tax Rate: Between 11.5% - 12.5% 13

NON-GAAP RECONCILIATION Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended Jun 30 Mar 31 Dec 31 Sep 30 Jun 30 Return on average shareholders' equity (tangible) 2020 2020 2019 2019 2019 Net income $ 39,559 $ 26,047 $ 47,789 $ 62,108 $ 59,780 Plus: Intangible amortization, net of tax 104 104 112 846 85 (Numerator) $ 39,663 $ 26,151 $ 47,901 $ 62,954 $ 59,865 Average shareholders' equity $ 2,309,133 $ 2,337,016 $ 2,341,397 $ 2,315,585 $ 2,301,258 Less: Average goodwill and intangible assets (535,103) (535,235) (534,190) (535,184) (535,301) Average tangible shareholders' equity (denominator) $ 1,774,030 $ 1,801,781 $ 1,807,207 $ 1,780,401 $ 1,765,957 Return on average shareholders' equity (tangible), annualized 8.99% 5.84% 10.52% 14.03% 13.60% 14

NON-GAAP RECONCILIATION Three months ended Jun 30 Mar 31 Dec 31 Sep 30 Jun 30 2020 2020 2019 2019 2019 Asset Quality, excluding PPP Non-performing loans (numerator) $ 139,804 $ 139,938 $ 141,155 $ 135,976 $ 147,716 Loans, net of unearned income $ 18,704,722 $ 17,077,403 $ 16,837,526 $ 16,686,866 $ 16,368,458 Less: PPP loans (1,937,034) — — — — Total adjusted loans (denominator) $ 16,767,688 $ 16,767,688 $ 16,767,688 $ 16,767,688 $ 16,767,688 Non-performing loans to adjusted total loans 0.83% 0.83% 0.84% 0.81% 0.88 % ACL - loans (numerator) $ 256,537 $ 238,508 $ 163,622 $ 166,135 $ 170,233 Loans, net of unearned income $ 18,704,722 $ 17,077,403 $ 16,837,526 $ 16,686,866 $ 16,368,458 Less: PPP loans (1,937,034) — — — — Total adjusted loans (denominator) $ 16,767,688 $ 17,077,403 $ 16,837,526 $ 16,686,866 $ 16,368,458 ACL - loans to adjusted total loans 1.53% 1.40% 0.97% 1.00% 1.04% 15

NON-GAAP RECONCILIATION Three months ended Jun 30 Mar 31 Jun 30 Efficiency ratio 2020 2020 2019 Non-interest expense $ 143,006 $ 142,552 $ 144,168 Less: Prepayment penalty of FHLB advances (2,878) — — Less: Amortization of tax credit investments (1,450) (1,450) (1,492) Less: Intangible amortization (132) (132) (107) Non-interest expense (numerator) 138,546 140,970 142,569 Net interest income (fully taxable equivalent) $ 155,854 $ 163,970 $ 167,794 Plus: Total Non-interest income 55,922 54,644 54,316 Less: Investment securities gains, net (3,005) (46) (176) Net interest income (denominator) $ 208,771 $ 218,568 $ 221,934 Efficiency ratio 66.4% 64.5% 64.2% 16